John Hancock Funds II

Supplement dated September 26, 2014 to the current Statement of Additional Information, as may be supplemented

China Emerging Leaders Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Statement of Additional Information.

At a meeting held on September 24-26, 2014, the fund’s Board of Trustees (the Board) approved revisions to the fund’s 80% investment policy of investing in a portfolio of equities tied economically to The People’s Republic of China that will take effect on November 25, 2014. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the subadvisor.

In connection with the change to its 80% investment policy, the Board approved reducing the advisory fee payable by the fund and changing the fund’s name to Emerging Leaders Fund. These changes will take effect on November 25, 2014. John Hancock Advisers, LLC will continue to serve as the fund’s investment advisor, and Dimensional Fund Advisors LP will continue to serve as the fund’s subadvisor. Joseph H. Chi, Jed S. Fogdall, Henry F. Gray and Karen E. Umland will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

These changes are being implemented to facilitate the reorganization of the fund into Emerging Markets Fund, also a series of John Hancock Funds II (the Reorganization). On September 26, 2014, the Board voted to recommend that the shareholders of the fund approve the Reorganization. It is expected that the Reorganization will not have a tax impact on shareholders. Under the terms of the Reorganization, subject to shareholder approval at a meeting scheduled to be held on or about December 8, 2014, the fund would transfer all of its assets to Emerging Markets Fund in exchange for shares of equal value of Emerging Markets Fund. Emerging Markets Fund also would assume the fund’s liabilities. Emerging Markets Fund’s shares would then be distributed to the fund’s shareholders, and the fund would be terminated. If approved by the fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about December 19, 2014. Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to become effective on or about December 1, 2014.

Effective November 25, 2014, the Statement of Additional Information (SAI) is hereby amended as follows:

All references to “China Emerging Leaders Fund” are changed to “Emerging Leaders Fund” to reflect the fund’s new name.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.